UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: Date of Earliest Event Reported:	October 24, 2005 October 19, 2005
Xenonics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-50775	84-1433854

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2236 Rutherford Road, Suite 123, Carlsbad, California	92008

(Address of principal executive offices)	(Zip Code)
     Registrant’s telephone number, including area code: (760) 438-4004
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 10.1
EXHIBIT 10.2

Item 1.01. Entry into a Material Definitive Agreement.
On September 9, 2005, Xenonics Holdings, Inc., a Nevada corporation (the “Company”), and Patriot Associates LLC, a New York limited liability company (the “Consultant”), entered into a Consulting Agreement pursuant to which the Consultant is providing advice and related consulting services regarding the marketing of the Company’s products in the United States and in foreign countries. A copy of the Consulting Agreement was included as Exhibit 10.1 to the Company’s Current Report on Form 8-K that was filed with the Securities and Exchange Commission on September 14, 2005.
Appendix 2 to the Consulting Agreement describes the compensation that is payable to the Consultant in return for its services. Appendix 2 also states that the Company will evaluate the performance of the Consultant semi-annually and determine whether it is appropriate to pay any bonus compensation to the Consultant.
On October 19, 2005, following the Company’s evaluation of the Consultant’s services and determination that it is appropriate to pay bonus compensation to the Consultant, the Company and the Consultant entered into Amendment No. 1 (the “Amendment”) to the Consulting Agreement. Pursuant to the Amendment, the Company agreed to issue to the Consultant, effective as of October 19, 2005, (i) 187,500 shares of the Company’s common stock, par value $0.001 per share, and (ii) a Warrant to purchase 1,312,500 shares of the Company’s common stock at an exercise price of $2.00 per share. The Warrant will vest in full and become exercisable on the ninetieth day after October 19, 2005 based on the Consultant’s performance under the Consulting Agreement, subject to an earlier vesting date if approved by the Company based on the Consultant’s performance. On October 19, 2005, the closing price of the Company’s common stock as reported on the American Stock Exchange was $1.95 per share.
Copies of the Amendment and of the Warrant dated October 19, 2005 are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.
Item 3.02. Unregistered Sales of Equity Securities.
As described in more detail in Item 1.01 of this Current Report on Form 8-K, on October 19, 2005, (i) the Company agreed to issue to the Consultant 187,500 shares of the Company’s common stock, and (ii) the Company issued to the Consultant a Warrant to purchase 1,312,500 shares of the Company’s common stock. The Company agreed to issue the securities described in the preceding sentence as compensation to the Consultant under the Consulting Agreement. The issuance of these securities (including the issuance of the shares of common stock that are issuable upon exercise of the Warrant) is exempt from registration under the Securities Act of 1933 by reason of the exemption provided by Section 4(2) of the Securities Act of 1933 for a transaction not involving a public offering.
Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1	Amendment No. 1 dated as of October 19, 2005, between Xenonics Holdings, Inc. and Patriot Associates LLC, to the Consulting Agreement dated as of September 9, 2005 and effective as of August 9, 2005 between Xenonics Holdings, Inc. and Patriot Associates LLC.

Exhibit 10.2	Warrant dated October 19, 2005, issued by Xenonics Holdings, Inc. to Patriot Associates LLC, for the purchase of 1,312,500 shares of the common stock of Xenonics Holdings, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenonics Holdings, Inc.
October 24, 2005	By:	/s/ Richard J. Naughton
		Name:	Richard J. Naughton
		Title:	Chief Executive Officer

October 24, 2005	By:	/s/ Donna G. Lee
		Name:	Donna G. Lee
		Title:	Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Amendment No. 1 dated as of October 19, 2005, between Xenonics Holdings, Inc. and Patriot Associates LLC, to the Consulting Agreement dated as of September 9, 2005 and effective as of August 9, 2005 between Xenonics Holdings, Inc. and Patriot Associates LLC.

10.2	Warrant dated October 19, 2005, issued by Xenonics Holdings, Inc. to Patriot Associates LLC, for the purchase of 1,312,500 shares of the common stock of Xenonics Holdings, Inc.

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